SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant                               [X]
Filed by a party other than the Registrant            [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section.240-14a-11(c) or Section.240-14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             Franklin Strategic Series
                (Name of Registrant as Specified In Its Charter)

                             Franklin Strategic Series
                   (Name of Person(s) Filing Proxy Statement)

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[X] No fee required

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computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]   Fee paid previously with preliminary material.

[ ]   Check box if any part of the fee is offset as provided  by Exchange
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was paid  previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                          FRANKLIN MIDCAP GROWTH FUND
                         777 MARINERS ISLAND BLVD.
                             SAN MATEO CA 94404

                         Special Shareholders' Meeting
                    To be held on Wednesday, July 19, 2000

   Dear Shareholder:

   Recently we distributed proxy material regarding the Special Shareholders' Meeting for the Franklin MidCap Growth Fund scheduled to take place on WEDNESDAY, JULY 19, 2000. As you know, shareholders are being asked to consider a plan of reorganization that provides for the acquisition of substantially all of the assets of the Fund by Franklin California Growth Fund, all as more fully described in the materials previously sent to you. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote in order to have a majority opinion from the shareholders of the Fund. Please take a few moments to cast your vote. If you do not plan to attend the Meeting, please vote now to ensure that your vote is received before the Meeting.

   Since the Meeting will be held shortly, we have set up a toll-free telephone number, Internet voting, as well as a toll-free fax line by which you can quickly and easily exercise your right to vote. Please use the mail option only if the above-mentioned are not available, since there is no guarantee your vote will be received in time for the Meeting.

   Please take a few moments to vote now by utilizing one of the following options:

      1.   BY PHONE:     For automated phone voting, call
                         1-800-597-7836, available 24 hours a day. Enter the 14 digit control number located on your proxy card and follow the prompts. If you would like to speak to a live representative, call 1-800-819-2632.
                         Representatives are available to take your vote Monday through Friday between 9 a.m. and 11 p.m. and Saturday
                         12 p.m. to 6 p.m. eastern time. Please have your proxy card available at the time of the call.

      2.   BY INTERNET:  Visit WWW.FRANKLINTEMPLETON.COM and enter
                         the 14-digit control number located on your proxy card.

      3.   BY FAX:       Complete the enclosed proxy card and fax it to
                         us toll-free at 1-888-796-9932, any time.

      4.   BY MAIL:      Complete the enclosed proxy card and return it
                         in the enclosed postage-paid envelope. Please use this option only if the above methods are unavailable, as we may not receive your executed proxy by July 19, 2000.

                REMEMBER, YOUR PROXY COUNTS. PLEASE VOTE TODAY.

   Please take the time to vote your shares in order to reduce the need for additional solicitation efforts or costly Meeting adjournments.

   Thank you for your prompt attention to this matter.



                          FRANKLIN MIDCAP GROWTH FUND
                         777 MARINERS ISLAND BLVD.
                             SAN MATEO CA 94404

                         Special Shareholders' Meeting
                    To be held on Wednesday, July 19, 2000

   Dear Shareholder:

   Recently we distributed proxy material regarding the Special Shareholders' Meeting for the Franklin MidCap Growth Fund scheduled to take place on WEDNESDAY, JULY 19, 2000. As you know, shareholders are being asked to consider a plan of reorganization that provides for the acquisition of substantially all of the assets of the Fund by Franklin California Growth Fund, all as more fully described in the materials previously sent to you. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote in order to have a majority opinion from the shareholders of the Fund. Please take a few moments to cast your vote. If you do not plan to attend the Meeting, please vote now to ensure that your vote is received before the Meeting.

   Since the Meeting will be held shortly, we have set up a toll-free telephone number as well as a Internet voting web site by which you can quickly and easily exercise your right to vote. Please use the mail option only if the above-mentioned are not available, since there is no guarantee your vote will be received in time for the Meeting.

   Please take a few moments to vote now by utilizing one of the following options:

   1. BY PHONE:     Call 1-800-819-2632 to speak to a representative.
                    Representatives are available to take your vote Monday through Friday between 9 a.m. and 11 p.m. and Saturday 12 p.m. to 6 p.m. eastern time. Please have your proxy card available at the time of the call.

   2. BY INTERNET:  Visit WWW.PROXYVOTE.COM and enter the 12-digit control number located on your proxy card.

   3. BY MAIL:      Complete the enclosed proxy card and return it in
                    the enclosed postage-paid envelope. Please use this option only if the above methods are unavailable, as we may not receive your executed proxy by July 19, 2000.

                REMEMBER, YOUR PROXY COUNTS. PLEASE VOTE TODAY.

   Please take the time to vote your shares in order to reduce the need for additional solicitation efforts or costly Meeting adjournments.

   Thank you for your prompt attention to this matter.




                          FRANKLIN MIDCAP GROWTH FUND
                         777 MARINERS ISLAND BLVD.
                             SAN MATEO CA 94404

                         Special Shareholders' Meeting
                    To be held on Wednesday, July 19, 2000


   Dear Shareholder:

   Recently we distributed proxy material regarding the Special Shareholders' Meeting for the Franklin MidCap Growth Fund scheduled to take place on WEDNESDAY, JULY 19, 2000. As you know, shareholders are being asked to consider a plan of reorganization that provides for the acquisition of substantially all of the assets of the Fund by Franklin California Growth Fund, all as more fully described in the materials previously sent to you. Our records indicate that we have not yet received your voting instructions. We encourage you to exercise your right to vote in order to have a majority opinion from the shareholders of the Fund. Please take a few moments to cast your vote. If you do not plan to attend the Meeting, please vote now to ensure that your vote is received before the Meeting.

   Since the Meeting will be held shortly, we have set up a toll-free telephone number as well as a Internet voting web site by which you can quickly and easily exercise your right to vote. Please use the mail option only if the above-mentioned are not available, since there is no guarantee your vote will be received in time for the Meeting.

   Please take a few moments to vote now by utilizing one of the following options:

   1.   BY TOUCHTONE:    Dial the toll-free number found on your
                         proxy card and follow the simple directions.

   2.   BY INTERNET:     Visit WWW.PROXYVOTE.COM and enter the
                         12-digit control number located on your proxy card.

   3.   BY MAIL:         Complete the enclosed proxy card and return it
                         in the enclosed postage-paid envelope. Please use this option only if the above methods are unavailable, as we may not receive your executed proxy by July 19, 2000.

                REMEMBER, YOUR PROXY COUNTS. PLEASE VOTE TODAY.

   Please take the time to vote your shares in order to reduce the need for additional solicitation efforts or costly Meeting adjournments.

   Thank you for your prompt attention to this matter.